                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) November 14, 1995


                       ----------------------------------

                               KMART CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

               1-327                                    38-0729500
    (Commission File Number)                (I.R.S. Employer Identification No.)


                3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
              (Address of Principal Executive Offices) (Zip Code)

                                 (810) 643-1000
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  The following exhibits are filed herewith:

         99.1   Note Purchase Agreement dated as of May 29, 1992 with respect to
                8.95% Collateralized Promissory Note due 2007 in the principal amount of $8,135,000 and 9.35% Collateralized Promissory Note due 2002 in the principal amount of $29,545,000

         99.2   Kmart Corporation 8.95% Collateralized Promissory Note Due 2007
                in the principal amount of $8,135,000, dated May 29, 1992

         99.3   Kmart Corporation 9.35% Collateralized Promissory Note Due 2002
                in the principal amount of $29,545,000, dated May 29, 1992

         99.4   Kmart Corporation Note Agreement dated as of January 1, 1992 with respect to 9.06% Senior Secured Notes Due February 1, 2012 in the principal amount of $71,417,590

         99.5 Trust Indenture dated as of January 1, 1992 with respect to 9.06% Senior Secured Notes Due February 1, 2012 in the principal amount of $71,417,590

         99.6   Form of Kmart Corporation 9.06% Senior Secured Note, Due
                February 1, 2012

         99.7   Note Purchase and Participation Agreement dated as of May 28,
                1993 with respect to 7.05% Series A Senior Secured Notes due
                2009 and 7.45% Series B Senior Secured Notes due 2013 in the aggregate principal amount of $42,000,000

         99.8   Kmart Corporation 7.05% Series A-1 Senior Secured Note due 2009
                in the principal amount of $2,601,250, dated May 28, 1993

         99.9   Kmart Corporation 7.05% Series A-2 Senior Secured Notes due
                2009 in the principal amount of $11,398,750, dated  May 28, 1993

         99.10  Kmart Corporation 7.05% Series A-1 Senior Secured Notes Due
                2009 in the principal amount of $2,601,250, dated May 28, 1993

         99.11  Kmart Corporation 7.05% Series A-2 Senior Secured Notes Due
                2009 in the principal amount of $11,398,750, dated May 28, 1993




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

         99.12  Kmart Corporation 7.45% Series B-1 Senior Secured Notes due
                2013 in the principal amount of $1,300,625, dated May 28, 1993

         99.13  Kmart Corporation 7.45% Series B-2 Senior Secured Notes due
                2013 in the principal amount of $5,699,375 dated May 28, 1993

         99.14  Kmart Corporation 7.45% Series B-1 Senior Secured Notes due
                2013 in the principal amount of $1,300,625, dated May 28, 1993

         99.15  Kmart Corporation 7.45% Series B-2 Senior Secured Notes due
                2013 in the principal amount of $5,699,375, dated May 28, 1993

         99.16  Trust Indentured dated as of May 28, 1993 with respect to 7.05%
                Series A Senior Secured Notes due 2009 and 7.45% Series B
                Senior Secured Notes due 2013 in the aggregate principal amount of $42,000,000

         99.17 Note Purchase Agreement dated as of January 21, 1993 with respect to 8.20% Collateralized Promissory Note due 2018 in the principal amount of $64,523,000

         99.18  Kmart Corporation 8.20% Collateralized Promissory Notes due
                2018 in the principal amount of $64,523,000, dated as of January 21, 1993

         99.19 Note Purchase Agreement dated as of December 1, 1992, with respect to 8.794845% Collateralized Promissory Notes Due June 1,
                2013 in the principal amount of $13,060,532

         99.20  Form of Kmart Corporation 8.794845 Collateralized Promissory
                Note due June 1, 2013 in the principal amount of $13,060,532, dated as of December 1, 1992

         99.21 Note Purchase Agreement dated as of December 1, 1992 with respect to 8.791612% Collateralized Promissory Notes Due June 1,
                2013 in the principal amount of $8,555,278

         99.22  Kmart Corporation 8.791612% Collateralized Promissory Note Due
                June 1, 2013 in the principal amount of $8,555,278, dated as of December 1, 1992

         99.23 Bond Put Agreement dated as of December 22, 1992 with respect to Collateralized Lease Revenue Bonds in the principal amount of $100,505,000

         99.24 Bond Purchase Agreement dated as of December 28, 1992 with respect to Collateralized Lease Revenue Bonds in the principal amount of $100,505,000




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

         99.25 Indenture dated as of December 28, 1992 with respect to Collateralized Lease Revenue Bonds (Kmart Corporation Leased
                Facilities) Series 1992 A, Series 1992 B, Series 1992 C and
                Series 1992 D in the principal amount of $100,505,000

         99.26 Trust Agreement dated as of July 1, 1992 with respect to Mortgage Pass-Through Certificates (Kmart Corporation Power
                Center - Utica, Michigan Project) Series 1992 in the principal amount of $31,900,000

         99.27 Collateralized Promissory Note (Utica, Michigan - Power Center) in the principal amount of $30,555,000, dated July 1, 1992

         99.28  Note Put Agreement dated as of July 1, 1992 with respect to
                Collateralized Promissory Note (Utica, Michigan - Power Center) in the principal amount of $30,555,000

         99.29 Trust Agreement dated as of June 11, 1993 with respect to Mortgage Pass-Through Certificates (Borders Books, Utica,
                Michigan) Series 1993 in the principal amount of $5,415,300

         99.30 First Amendment dated as of April 14, 1994 to Trust Agreement dated as of June 11, 1993 with respect to Mortgage Pass-
                Through Certificates (Borders Books, Utica, Michigan) Series
                1993 in the principal amount of $5,415,300

         99.31  Promissory Note in the principal amount of $5,187,000, dated
                July 1, 1993

         99.32  Note Put Agreement dated as of June 11, 1993 with respect to
                Promissory Note in the principal amount of $5,187,000

         99.33 Trust Agreement dated as of May 14, 1993 with respect to Mortgage Pass-Through Certificates (The Crossroads at Buckland
                Hills, Manchester, Connecticut) Series 1993 in the principal amount of $16,332,700

         99.34  Promissory Note in the principal amount of $15,616,000, dated
                May 20, 1993

         99.35  Note Put Agreement dated as of May 14, 1993 with respect to
                Promissory Note in the principal amount of $15,616,000

         99.36  $200,000,000 Loan Agreement dated as of January 21, 1992

         99.37 First Amendment dated as of January 21, 1992 to Loan Agreement dated as of January 21, 1992




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

         99.38  Second Amendment dated as of February 14, 1992 to Loan
                Agreement dated as of January 21, 1992

         99.39 Third Amendment dated as of December 20, 1994 to Loan Agreement dated as of January 21, 1992

         99.40  Guaranty Agreement dated as of January 21, 1992 by Kmart
                Corporation

         99.41  $200,000,000 Loan Agreement dated as of August 7, 1992

         99.42 First Amendment dated as of December 20, 1994 to Loan Agreement dated as of August 7, 1992

         99.43  Guaranty Agreement dated as of August 7, 1992 by Kmart
                Corporation




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KMART CORPORATION
                                             (Registrant)

                                             By: /s/ Marvin P. Rich
                                                 -------------------------------
                                                 Marvin P. Rich
                                                 Executive Vice President,
                                                 Strategic Planning, Finance and
                                                 Administration

Date: November 14, 1995





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


                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------
 99.1     Note Purchase Agreement dated as of May 29, 1992 with respect to
          8.95% Collateralized Promissory Note due 2007 in the principal amount of $8,135,000 and 9.35% Collateralized Promissory Note due
          2002 in the principal amount of $29,545,000

 99.2 Kmart Corporation 8.95% Collateralized Promissory Note Due 2007 in the principal amount of $8,135,000, dated May 29, 1992

 99.3 Kmart Corporation 9.35% Collateralized Promissory Note Due 2002 in the principal amount of $29,545,000, dated May 29, 1992

 99.4 Kmart Corporation Note Agreement dated as of January 1, 1992 with respect to 9.06% Senior Secured Notes Due February 1, 2012 in the principal amount of $71,417,590

 99.5     Trust Indenture dated as of January 1, 1992 with respect to 9.06%
          Senior Secured Notes Due February 1, 2012 in the principal amount of $71,417,590

 99.6     Form of Kmart Corporation 9.06% Senior Secured Note, Due February 1,
          2012

 99.7 Note Purchase and Participation Agreement dated as of May 28, 1993 with respect to 7.05% Series A Senior Secured Notes due 2009 and
          7.45% Series B Senior Secured Notes due 2013 in the aggregate principal amount of $42,000,000

 99.8 Kmart Corporation 7.05% Series A-1 Senior Secured Note due 2009 in the principal amount of $2,601,250, dated May 28, 1993

 99.9 Kmart Corporation 7.05% Series A-2 Senior Secured Notes due 2009 in the principal amount of $11,398,750, dated May 28, 1993

99.10 Kmart Corporation 7.05% Series A-1 Senior Secured Notes Due 2009 in the principal amount of $2,601,250, dated May 28, 1993

99.11 Kmart Corporation 7.05% Series A-2 Senior Secured Notes Due 2009 in the principal amount of $11,398,750, dated May 28, 1993

99.12 Kmart Corporation 7.45% Series B-1 Senior Secured Notes due 2013 in the principal amount of $1,300,625, dated May 28, 1993




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

99.13 Kmart Corporation 7.45% Series B-2 Senior Secured Notes due 2013 in the principal amount of $5,699,375 dated May 28, 1993

99.14 Kmart Corporation 7.45% Series B-1 Senior Secured Notes due 2013 in the principal amount of $1,300,625, dated May 28, 1993

99.15 Kmart Corporation 7.45% Series B-2 Senior Secured Notes due 2013 in the principal amount of $5,699,375, dated May 28, 1993

99.16     Trust Indenture dated as of May 28, 1993 with respect to 7.05% Series
          A Senior Secured Notes due 2009 and 7.45% Series B Senior Secured
          Notes due 2013 in the aggregate principal amount of $42,000,000

99.17     Note Purchase Agreement dated as of January 21, 1993 with respect to
          8.20% Collateralized Promissory Note due 2018 in the principal amount of $64,523,000

99.18 Kmart Corporation 8.20% Collateralized Promissory Notes due 2018 in the principal amount of $64,523,000, dated as of January 21, 1993

99.19     Note Purchase Agreement dated as of December 1, 1992, with respect to
          8.794845% Collateralized Promissory Notes Due June 1, 2013 in the principal amount of $13,060,532

99.20     Form of Kmart Corporation 8.794845 Collateralized Promissory Note due
          June 1, 2013 in the principal amount of $13,060,532, dated as of December 1, 1992

99.21     Note Purchase Agreement dated as of December 1, 1992 with respect to
          8.791612% Collateralized Promissory Notes Due June 1, 2013 in the principal amount of $8,555,278

99.22     Kmart Corporation 8.791612% Collateralized Promissory Note Due June
          1, 2013 in the principal amount of $8,555,278, dated as of December
          1, 1992

99.23     Bond Put Agreement dated as of December 22, 1992 with respect to
          Collateralized Lease Revenue Bonds in the principal amount of
          $100,505,000

99.24     Bond Purchase Agreement dated as of December 28, 1992 with respect to
          Collateralized Lease Revenue Bonds in the principal amount of
          $100,505,000

99.25 Indenture dated as of December 28, 1992 with respect to Collateralized Lease Revenue Bonds (Kmart Corporation Leased
          Facilities) Series 1992 A, Series 1992 B, Series 1992 C and Series
          1992 D in the principal amount of $100,505,000




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

99.26     Trust Agreement dated as of July 1, 1992 with respect to Mortgage
          Pass-Through Certificates (Kmart Corporation Power Center - Utica,
          Michigan Project) Series 1992 in the principal amount of $31,900,000

99.27 Collateralized Promissory Note (Utica, Michigan - Power Center) in the principal amount of $30,555,000, dated July 1, 1992

99.28     Note Put Agreement dated as of July 1, 1992 with respect to
          Collateralized Promissory Note (Utica, Michigan - Power Center) in the principal amount of $30,555,000

99.29     Trust Agreement dated as of June 11, 1993 with respect to Mortgage
          Pass-Through Certificates (Borders Books, Utica, Michigan) Series
          1993 in the principal amount of $5,415,300

99.30 First Amendment dated as of April 14, 1994 to Trust Agreement dated as of June 11, 1993 with respect to Mortgage Pass-Through
          Certificates (Borders Books, Utica, Michigan) Series 1993 in the principal amount of $5,415,300

99.31     Promissory Note in the principal amount of $5,187,000, dated July 1,
          1993

99.32     Note Put Agreement dated as of June 11, 1993 with respect to
          Promissory Note in the principal amount of $5,187,000

99.33     Trust Agreement dated as of May 14, 1993 with respect to Mortgage
          Pass-Through Certificates (The Crossroads at Buckland Hills,
          Manchester, Connecticut) Series 1993 in the principal amount of
          $16,332,700

99.34     Promissory Note in the principal amount of $15,616,000, dated May 20,
          1993

99.35     Note Put Agreement dated as of May 14, 1993 with respect to
          Promissory Note in the principal amount of $15,616,000

99.36     $200,000,000 Loan Agreement dated as of January 21, 1992

99.37 First Amendment dated as of January 21, 1992 to Loan Agreement dated as of January 21, 1992

99.38 Second Amendment dated as of February 14, 1992 to Loan Agreement dated as of January 21, 1992

99.39 Third Amendment dated as of December 20, 1994 to Loan Agreement dated as of January 21, 1992




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

99.40     Guaranty Agreement dated as of January 21, 1992 by Kmart Corporation

99.41     $200,000,000 Loan Agreement dated as of August 7, 1992

99.42 First Amendment dated as of December 20, 1994 to Loan Agreement dated as of August 7, 1992

99.43     Guaranty Agreement dated as of August 7, 1992 by Kmart Corporation





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